Cordovano and Harvey, P.C.                          Certified Public Accountants
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                                                    201 Steele Street
                                                    Suite 300
                                                    Denver, Colorado 80206
                                                    (303) 329-0220 Phone
                                                    (303) 316-7493 Fax
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                                     Consent


TO:  The Securities and Exchange Commission
     Washington, DC 20549

Re:  Norrlanska Kross, Inc.


                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Norrlanska Kross, Inc. on Form SB-2 of our report dated January 27, 2001, appearing in the prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Cordovano & Harvey, P.C.
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Cordovano & Harvey CPAs
Denver, Colorado
August 28, 2001